UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2012

CINCINNATI BELL INC.
(Exact name of registrant as specified in its charter)

Commission File No. 1-8519

Ohio	31-1056105
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

221 East Fourth Street, Cincinnati, Ohio	45202
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (513) 397-9900
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e) Compensatory Arrangements of Certain Officers.
On September 26, 2012, the Compensation Committee of the Board of Directors of Cincinnati Bell, Inc. (the “Company”) granted to Kurt A. Freyberger, Chief Financial Officer of the Company, an additional performance unit award of $1,000,000 under the Company's Data Center Performance Plan in recognition of his efforts and strategic role in connection with the Company's initial public offering of its data center business. The Data Center Performance Plan is an incentive program established in December, 2010, under the Company's 2007 Long Term Incentive Plan.
Additional information regarding the Data Center Performance Plan, including the terms and conditions upon which performance unit awards vest and are paid, is available in the Company's Current Report on Form 8-K filed on December 13, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI BELL INC.

Dated: October 2, 2012	By:	/s/ Christopher J. Wilson
Christopher J. Wilson
Vice President, General Counsel and Secretary